DYNEX

Sound Strategy. Unique Advantages.

www.dynexcapital.com
(NYSE: DX)

Dynex Capital, Inc. Midwest IDEAS Conference August 31, 2011 Exhibit 99.1

Safe Harbor Statement
NOTE:
This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995, including statements about projected future investment strategies and leverage ratios, financial performance, the projected impact of NOL carryforwards, future dividends paid to shareholders, and future investment opportunities and capital raising activities. The words “will,”
“believe,” “expect,” “forecast,” “anticipate,” “intend,” “estimate,” “assume,” “project,” “plan,”
“continue,” and similar expressions also identify forward-looking statements that are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Although these forward-
looking statements reflect our current beliefs, assumptions and expectations based on information currently available to us, the Company’s actual results and timing of certain events could differ materially from those projected in or contemplated by these statements. Our forward-looking statements are subject to the following principal risks and uncertainties: our ability to find suitable reinvestment opportunities; changes in economic conditions; changes in interest rates and interest rate spreads, including the repricing of interest-earnings assets and interest-bearing liabilities; our investment portfolio performance particularly as it relates to cash flow, prepayment rates and credit performance;
adverse reactions in financial markets related to the budget deficit or national debt of the United States government; potential or actual default by the United States government on Treasury securities; and
potential or actual downgrades to the sovereign credit rating of the United States or the credit ratings of
GSEs; the cost and availability of financing; the cost and availability of new equity capital; changes in our use of leverage; the quality of performance of third-party service providers of our loans and loans underlying our securities; the level of defaults by borrowers on loans we have securitized; changes in our industry; increased competition; changes in government regulations affecting our business;
government initiatives to support the U.S financial system and U.S. housing and real estate markets;
GSE reform or other government policies and actions; and an ownership shift under Section 382 of the
Internal Revenue Code that impacts the use of our tax NOL carryforward. For additional information, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, the Company’s
Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011 and June 30, 2011, and other reports filed with and furnished to the Securities and Exchange Commission.

Our Guiding Principles
Our Core Values
Generate dividends for our shareholders
Manage leverage conservatively
Remain owner-operators
Maintain a culture of integrity and employ the highest ethical standards
Provide a strong risk-management culture
Focus on long-term shareholder value while preserving capital
Our Mission
Manage a successful public mortgage REIT with a focus on capital preservation and providing risk-adjusted returns reflective of a diversified, leveraged fixed income portfolio.

DX Snapshot
Company Highlights
Internally managed REIT commenced operations in 1988
Significant insider ownership and experienced management team
Diversified investment strategy in residential and commercial mortgage assets
Large NOL carryfoward for unique total return opportunity
Market Highlights (all as of 8/24/11)
NYSE Stock Ticker DX
Shares Outstanding 40,344,434
Quarterly Dividend/Dividend Yield $0.27/12%
Share Price $9.03
Price to Book 0.94
Market Capitalization $364.3 million

Important Macro Themes
Multiple factors combining to depress economic activity –
recession risk has increased
Global risk remains high particularly in the Eurozone
Fed maintaining its very accommodative posture
Government policy/regulations continue to influence investment returns
Financing environment is still strong but anxious over global events
Increasing volatility and prepayment concerns have impacted
asset valuations
GSE reform will ultimately eliminate a substantial buyer of
mortgage credit risk
Securitization markets are healing slowly but unevenly

Investment Portfolio as of June 30, 2011
A
3%
AA
1%
Below A
2%
AAA
94%
Seasoned
DX
RMBS/loans
2.14%
Agency MBS
84.21%
Other
CMBS/
RMBS
3.10%
Seasoned
DX
CMBS/loans
9.87%
• High quality portfolio of primarily short-duration Agency MBS
• 94% AAA/Agency securities, 98% rated A or higher
• Relative to most other diversified REITs, Dynex maintains a higher credit quality portfolio
(1) Percentages based on asset carrying basis.
Composition
(1)
Ratings
(1)

Credit Portfolio Comparisons
$101.30
$75.83
$-
$20
$40
$60
$80
$100
$120
DX Wgt Average of Other
Hybrid REITs
Average June 30, 2011 Portfolio Non-Agency Price
(1) Figures exclude non-Agency interest-only securities.
(2) Consists of the weighted average of dollar prices for non-Agency investments as of June 30, 2011 for MFA, IVR, and TWO as disclosed in each company’s 10-Q for quarter ended June 30, 2011.
(1)
(2)

Interest Rate Risk
Change in Value from Change in Rates
Portfolio Value
(2)
Equity Value (3)
Ticker +50 +75 +100 +75 +100
AGENCY MBS
NLY 5.7x -.96% -1.58% -9.01%
ANH 7.0x -2.40% -16.80%
HTS 7.4x -0.56% -1.76% -13.02%
AGNC 7.5x -0.50% -1.20% -9.00%
CYS 8.1x -2.03% -3.09% -25.03%
ARR 8.7x -1.61% -2.70% -23.54%
DIVERSIFIED MBS
DX 5.9x -0.40% -0.90% -5.31%
IVR 5.7x -0.58% -1.34% -7.64%
MFA 3.3x -0.36% -0.84% -2.77%
TWO 4.5x -0.30% -0.70% -4.60%
CIM 1.9x -3.35% -5.08% -9.65%
(1)  As disclosed in each company’s 10-Q for quarter ended June 30, 2011. Ratios are dependent on each company’s method of calculation.
(2) As of June 30, 2011, as disclosed in each company’s 10-Q for quarter ended June 30, 2011. Percentages are dependent on each company’s assumptions, as disclosed in their 10-Qs.
(3)  Figure shown for TWO is disclosed in 10-Q for quarter ended June 30, 2011. All others equal estimated % decrease for the +75/+100 scenarios multiplied by estimated company leverage, and is meant to show the potential change in equity value for the corresponding change in rates.
Estimated
Company
Leverage (1)

Potential Return Profile for Prospective
Investments as of August 24, 2011
The above portfolio is for illustrative purposes only, does not represent actual or expected performance and should not be relied upon for any investment decision. The range of returns on equity is based on certain assumptions, including assumptions relating to asset allocation percentages and spreads where new mortgage assets can be acquired versus a current cost of funds to finance acquisitions of those assets.
Rates used represent a range of asset yields and financing costs based on data available as of the date referenced above. Any change in the assumed yields, financing costs or assumed leverage could materially alter the company’s returns. The performance results above do not include assumption for the deduction of investment advisory fees, expenses, or commissions. The performance results assume that no cash was added to or assets withdrawn from the portfolio and that all dividends, gains and other earnings in the portfolio were reinvested. There can be no assurance that asset yields or financing costs will remain at current levels. For a discussion of risks that may affect our ability to implement strategy and other factors which may affect our potential returns, please see the section entitled “Risk Factors” in our Annual
Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011.
Investment
Range of
Prices
Range of
yields
Range of net
spread to
funding
Range of
ROEs
Agency
RMBS 103-109 2.3%- 3.2% 1.3%-2.8% 13%-28%
CMBS 103-111 3.0%-3.6% 1.3%-1.9% 13%-19%
Non–Agency
‘AAA’ RMBS 90-102 3.6%-6.0% 2.6%-4.0% 14%-21%
‘AAA’ CMBS 95-105 3.9%-6.9% 2.0%-4.0% 14%-20%

DYNEX

($ in millions)	Asset Carrying Basis	Associated Financing [(1)]/ Liability Carrying Basis	Allocated Shareholders' Equity	Leverage Target	Notes
Agency RMBS	$1,906.3	($1,728.5)	$177.8	7 – 9x	• $1,566.9 mm in Hybrid Agency ARMs - Weighted average months-to-reset of 40 months • $339.4 mm in Agency ARMs - Weighted average months-to-reset of 8 months
Agency CMBS	275.6	(192.7)	82.9	8 – 8x	• Fixed rate agency CMBS • Voluntary prepayment protected
Non-Agency RMBS	10.4	(7.7)	2.7	4 – 5x	• 4Q 2010 weighted average annualized yield of 6.23% • ~44% "AAA" and "AA" rated
Non-Agency CMBS	266.8	(218.4)	48.3	4 – 5x	• 4Q 2010 weighted average annualized yield of 6.03% • ~76% "AAA" and "AA" rated
Securitized mortgage loans	131.0	(92.0)	39.0	2 – 3x	• Loans pledged to support repayment of securitization bonds issued by the Company • Originated in the 1990's
Other investments	1.1	–	1.1	–	• Unsecuritized single family and commercial mortgage loans
Other [(2)]	31.2	(17.3)	13.9	–	
Total	**$2,622.4**	**($2,256.6)**	**$365.7**	**5 – 6x**	• **5.9x actual leverage**

Balance Sheet Overview
as of June 30, 2011
(1)  Associated financing for investments includes repurchase agreements, securitization financing issued to third parties and TALF financing (the latter two of which are presented on the Company’s balance sheet as “non-recourse collateralized financing”).
(2)  Includes hedging instruments, cash and cash equivalents, and other assets/other liabilities.

Earnings – Paid and Retained
We Pay a Dividend AND Generate and Retain Earnings
(Utilizing our NOL) to Grow Book Value
($0.10)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Dividends Declared Excess Earnings Retained

Investment Portfolio Income and Spread
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Net interest income after provision Net interest spread
$ in thousands

13 Portfolio Leverage 3.3x 3.3x 4.1x 4.3x 4.3x 4.7x 4.4x 4.2x 3.8x 4.6x 5.2x 5.9x 0.0x 2.0x 4.0x 6.0x 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11

Why Dynex
Excellent long term performance record
Strong and defensive balance sheet positioned to weather market volatility
Experienced management with a track record of disciplined capital deployment through multiple economic cycles
Alignment of interests with shareholders due to owner-operator structure
Complementary investment opportunities exist with attractive return profiles consistent with our investment philosophy
Opportunistic capital raises have increased shareholder value without significant book value dilution

Appendix

Total Return (%)
150
100
50
0
-50
-100
Jan 2007
Jul 2007
Jan 2008
Jul 2008
Jan 2009
Jul 2009
Jan 2010
Jul 2010
Jan 2011
Jul 2011

Long Term Performance
Five Year Total Return
Source: SNL Financial.
(1) Based on beginning share price of $6.99 on 8/24/06 and ending share price of $9.00 on 8/23/11. Assumes reinvestment of dividends.
(2) SNL U.S. Finance REIT: Includes all publicly traded (NYSE, NASDAQ, OTC BB, Pink Sheets) Investment Companies with the following primary focuses: MBS REIT,
Mortgage REIT, and Specialty Finance REITs in SNL’s coverage universe.
DX(+85.25%)
(1)
SNL U.S. Finance REIT (2) S&P 500 (-0.02%)

Management Team
Experienced team of professionals with a combined 80 years of experience managing mortgage REITs and mortgage portfolios
• Thomas B. Akin – Chairman and Chief Executive Officer
–
32 years of experience in the industry and 7 years at Dynex
– Chairman since 2003 and CEO since 2008
– Managing Member of Talkot Capital, LLC
– 16 years at Merrill Lynch and Salomon Brothers
• Byron L. Boston – Chief Investment Officer
–
27 years of experience in the industry with 3 years as CIO at Dynex
– 13 years managing levered multi-product portfolios at Freddie Mac and Sunset Financial Resources
– 11 years trading MBS on Wall Street
– 3 years Senior Corporate Lending Officer at Chemical Bank
• Stephen J. Benedetti – Chief Financial Officer and Chief Operating Officer
–
21 years of experience in the industry
– Employed at Dynex for 16 years in various treasury, risk management and financial reporting roles
– Managed Dynex from 2002 – 2007
– Began career at Deloitte & Touche
• Portfolio Management Team
– 5
member team with a collective 65 years of industry experience with broad and deep skill sets in both agency and non-agency investment strategies